EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the inclusion in the Prospectus constituting part of this Registration Statement on Form SB-2 (File No. 333-65386) of our report dated May 23, 2001 on our audits of the consolidated financial statements of ViaVid Broadcasting, Inc. and Subsidiary.



                                            Davidson & Company  (signed)
                                            CHARTERED ACCOUNTANTS
VANCOUVER, B.C.
August 16, 2001